SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------


                                   FORM 8-K/A


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 10, 2003


                              ORPHAN MEDICAL, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


          Delaware                         0-24760                 41-1784594
          --------                         -------                 ----------
(State or other jurisdiction       (Commission file number)     (I.R.S. employer
     of incorporation)                     number)               identification


      Suite 250,
13911 Ridgedale Drive,
    Minnetonka, MN                 55305                 (952) 513-6900
    --------------                 -----                 --------------
(Address of principal            (zip code)      (Registrant's telephone number,
  executive offices)                                   including area code)


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 7.        Financial Statements and Exhibits
               ---------------------------------

(b) Pro Forma Financial Information

The Company previously reported the sale of Busulfex(R) (busulfan) Injection on June 10, 2003. Pro forma financial statements are attached as Exhibit 99.2 to this Form 8-K/A.

The unaudited pro forma information presented in Exhibit 99.2 presents the Company's statement of operations for the year ended December 31, 2002 and the quarter ended March 31, 2003, assuming the sale of Busulfex(R) (busulfan) Injection reported in Form 8-K dated June 12, 2003 took place effective as of the beginning of each respective fiscal period presented. An unaudited pro forma balance sheet as of March 31, 2003 is also presented and reflects the sale as of March 31, 2003. The unaudited pro forma information presented is for informational purposes only and is not necessarily indicative of the results of operations had the sale of the product as of the dates indicated.

               Exhibit List
               ------------

Exhibit 99.2 - Pro forma Financial Statements.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2003                         ORPHAN MEDICAL, INC.


                                                    /s/ Timothy G. McGrath
                                                    ----------------------
                                                    Timothy G. McGrath
                                                    Chief Financial Officer
                                                    (duly authorized officer and
                                                    principal financial officer)

                                  EXHIBIT INDEX

Exhibit
Number                     Description

99.2              Pro forma Financial Statements